 Exhibit 10.2

FIRST AMENDMENT

FIRST AMENDMENT, dated as of October 1, 2011 (this “Amendment”), to the Three-Year Revolving Credit Agreement, dated as of September 24, 2010 (the “Credit Agreement”), among DOMINION RESOURCES, INC., a Virginia corporation, VIRGINIA ELECTRIC AND POWER COMPANY, a Virginia corporation (each of the above, individually, a “Borrower” and collectively, the “Borrowers”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), KeyBank National Association, as administrative agent (the “Administrative Agent”) and the other agents party thereto.

W I T N E S S E T H:

WHEREAS, the Borrowers and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders are willing to consent to the requested amendments as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.           Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.           Amendments to Section 1.1 of the Credit Agreement.

(a)           The definition of “Applicable Percentage” is hereby amended by deleting the table set forth therein in its entirety and inserting in lieu thereof the following table:

Pricing Level	Long-Term Senior Unsecured Non-Credit Enhanced Debt Rating of Borrower	Applicable Percentage for Eurodollar Loans	Applicable Percentage for Facility Fees

I.	≥A from S&P or	0.900%	0.100%
	≥A2 from Moody’s or ≥A from Fitch
II.	A- from S&P or	1.000%	0.125%
	A3 from Moody’s or A- from Fitch
III.	BBB+ from S&P or	1.075%	0.175%
	Baa1 from Moody’s or BBB+ from Fitch
IV.	BBB from S&P or	1.275%	0.225%
	Baa2 from Moody’s or BBB from Fitch
V.	BBB- from S&P or	1.475%	0.275%
	Baa3 from Moody’s or BBB- from Fitch or lower

(b)           The definition of “Maturity Date” is hereby amended by deleting therein the words “the third anniversary of the Closing Date” and substituting in lieu thereof the words “September 24, 2016”.

3.           Replacement of Non-Consenting Lenders.  If any Lender becomes a Non-Consenting Lender in connection with this Amendment, the Lenders parties hereto shall take by assignment as Eligible Assignees on a pro rata basis (or other basis such that (i) a consenting Lender’s Commitment is increased on a more than pro rata basis only if such Lender consents to such increase and (ii) no consenting Lender’s Commitment is decreased) the Commitment of such Non-Consenting Lender as contemplated by the last paragraph of Section 12.6 of the Credit Agreement. The Administrative Agent is authorized to establish procedures to any such assignments as it may reasonably determine in order to enable such assignments to be effected in a manner reasonably convenient for the parties thereto, the Borrowers and the Administrative Agent, notwithstanding that such procedures may be inconsistent with the terms of Section 12.3(b) of the Credit Agreement.

4.           Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “First Amendment Effective Date”):

(a)           The Administrative Agent shall have received a counterpart of this Amendment duly executed and delivered by each of the Borrowers and the Required Lenders.

(b)           The Administrative Agent shall have received from the Borrowers (i) a fee for the account of each Lender in an amount equal to 0.225% of the amount of such Lender’s Commitment then in effect and (ii) payment of all other fees and expenses required to be paid on or before the First Amendment Effective Date for which invoices have been timely presented to the Borrowers, including without limitation, the reasonable fees and expenses of a legal counsel to the Administrative Agent.

(c)           The Administrative Agent shall have received a legal opinion of McGuireWoods LLP, legal counsel to the Borrowers, satisfactory in form and content to the Administrative Agent and the Lenders and addressed to the Administrative Agent and each of the Lenders.

(d)           No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date.

(e)           The Commitments of each Non-Consenting Lender have been transferred and assigned to consenting Lenders party hereto pursuant to Section 3 above.

5.           Miscellaneous.

(a)           Representation and Warranties.  To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

(i)           As of the First Amendment Effective Date, and after giving effect to this Amendment, each of the representations and warranties made by the Borrowers in or pursuant to the Credit Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date); provided, that any such representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(ii)           No Default or Event of Default has occurred and is continuing immediately prior to and after giving effect to this Amendment.

(iii)           It has the requisite corporate power and authority to execute, deliver and perform this Amendment and to incur the obligations herein provided for and is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment.

(iv)           This Amendment has been duly executed and delivered and constitutes a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally or by general equitable principles.

(v)           Neither the execution and delivery of this Amendment and the consummation of the transactions contemplated herein, nor the performance of and compliance with the terms and provisions hereof by such Borrower will (a) violate or conflict with any provision of its articles of incorporation or bylaws, (b) violate, contravene or materially conflict with any law, regulation (including without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or materially conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which could have a Material Adverse Effect on such Borrower or (d) result in or require the creation of any Lien upon or with respect to its properties.

(b)           Effect.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Documents shall remain unchanged and not waived and shall continue to be in full force and effect. This Amendment constitutes a Credit Document under the Credit Agreement.

(c)           Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.

(d)           Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)           Integration.  This Amendment and the other Credit Documents represent the agreement of the Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

(f)           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(g)           CONSENT TO JURISDICTION. ALL THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT.  ALL THE PARTIES HERETO AGREE THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, MAILED TO ANY SUCH PARTY AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 12.1 OF THE CREDIT AGREEMENT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.  ALL THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM.  ALL THE PARTIES HERETO IRREVOCABLY AGREE TO WAIVE TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS AMENDMENT.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

DOMINION RESOURCES, INC.

By: /s/ James P. Carney Name: James P. Carney Title: Vice President and Assistant Treasurer

VIRGINIA ELECTRIC AND POWER COMPANY

By: /s/ James P. Carney Name: James P. Carney Title: Vice President and Assistant Treasurer

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and Lender

By: /s/ Sherrie I. Mason Name: Sherrie I. Mason Title: Senior Vice President

First Amendment – KeyBank Facility

Bayerische Landesbank, New York Branch, as Syndication Agent and as a Lender

By: /s/ Varbin Staykoff Name: Varbin Staykoff Title: First Vice President

By: /s/ Gina Sandella Name: Gina Sandella Title: Vice President

Signature Page to the KeyBank Facility First Amendment

U.S. Bank, National Association, as Syndication Agent and as Lender

By: /s/ Shawn R. O’Hara Name: Shawn R. O’Hara Title: Senior Vice President

Signature Page to the KeyBank Facility First Amendment

The Bank of New York Mellon, as Lender

By: /s/ Richard Fronapfel, Jr. Name: Richard Fronapfel, Jr. Title: Vice President

Signature Page to the KeyBank Facility First Amendment

Branch Banking & Trust Company, as Lender

By: /s/ Preston W. Bergen Name: Preston W. Bergen Title: Senior Vice President

Signature Page to the KeyBank Facility First Amendment

Intesa Sanpaolo S.p.A., as Lender

By: /s/ Sergio Maggioni Name: Sergio Maggioni Title: First Vice President & Head of Business

By: /s/ Glen Binder Name: Glen Binder Title: Vice President

Signature Page to the KeyBank Facility First Amendment

Mizuho Corporate Bank (USA), as Lender

By: /s/ Raymond Ventura Name: Raymond Ventura Title: Deputy General Manager

Signature Page to the KeyBank Facility First Amendment

PNC Bank National Association, as Lender

By: /s/ Matthew Sawyer Name: Matthew Sawyer Title: Vice President

Signature Page to the KeyBank Facility First Amendment

SunTrust Bank, as Lender

By: /s/ Andrew Johnson Name: Andrew Johnson Title: Director

First Amendment – KeyBank Facility